UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2022 (August 11, 2022)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On August 11, 2022, the management and the audit committee of the board of directors (the “Audit Committee”) of Trinity Place Holdings Inc. (the “Company”), in consultation with BDO USA LLP (“BDO”), the Company’s independent registered public accounting firm, determined that the Company’s previously issued financial statements and the audit report thereon, as of and for the year ended December 31, 2021, and additionally, the unaudited interim financial statements as of and for each of the quarterly periods ended June 30, 2021, September 30, 2021, and December 31, 2021, and March 31, 2022 (collectively, the “Prior Period Financial Statements”), should no longer be relied upon due to an error in accounting treatment regarding the overcapitalization of internally allocated construction related costs related to the development project at 77 Greenwich Street. Management and the Audit Committee have determined that these accounting changes will require a restatement of the Prior Period Financial Statements.

As part of the Company’s normal reporting process prior to releasing its 2022 second quarter and year-to-date June 30, 2022 results, the Company and BDO identified the restatement items described in more detail below. The Company has since reevaluated its accounting and determined that it needs to correct the previous accounting for such items. The restatement is based on an error in the application of generally accepted accounting principles ("GAAP") as they relate to the capitalization of construction soft costs and internally allocated costs incurred in connection with a development project, which involves significant judgment, and had the following impacts:

•	Increased net loss by an estimated $5.4 million and $2.7 million for the year ended December 31, 2021 and the quarter ended March 31, 2022, respectively, excluding the immaterial previously unrecorded adjustments noted below, due to the increase in expenses arising from the reduction in capitalized costs at the development project (77 Greenwich);
•	Also includes other immaterial previously unrecorded adjustments of $1.3 million, $1.6 million and $1.9 million for the periods ended December 31, 2021, 2020 and 2019, respectively, which had a minor impact on previously-reported net income (loss) and net earnings (loss) per share, which was due to the reclassification of our Paramus property from under development to an operating property;
•	An estimated $6.6 million and $2.7 million reduction in total assets for the year ended December 31, 2021 and the quarter ended March 31, 2022, respectively, due to the decreased cost of sales arising from the reduction in capitalized costs at the development project (which will result in a gain on sale of condominiums in excess of the gain anticipated prior to the restatement), as well as the reclassification of our Paramus property from under development to an operating property;
•	The impact on net loss attributable to shareholders for the year ended December 31, 2021 and the three months ended March 31, 2022, was an estimated reduction of $6.6 million or $0.20 per share, and $2.7 million or $0.07 per share, respectively; and
•	A detailed illustration of the restatement impact on other financial statement schedules and other affected periods will be provided in future filings as discussed below.

The Company’s internal review is ongoing and the Company may identify further errors. There can be no assurance that the actual effects of the error corrections will be only as described above.

The Company expects that its amended Annual Report on Form 10-K/A for the year ended December 31, 2021 will disclose a material weakness in its internal controls over financial reporting due to the restatement items discussed above. The non-cash adjustments that will be recorded did not result from any override of controls or misconduct.

The Company will restate its financial statements as of and for the year ended December 31, 2021 and for each of the quarterly periods ended June 30, September 30, and December 31, 2021, in its amended Annual Report on Form 10-K/A for the year ended December 31, 2021 (the “2021 10-K”) and will restate its financial statements as of and for the quarterly periods ended March 31, 2022 and 2021 in its amended Quarterly Report on Form 10-Q/A (collectively, the “Restated Financial Statements”).

Management and the Audit Committee have discussed with BDO the matters disclosed in this Item 4.02(a).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements regarding the nature and extent of the accounting errors discussed above, and the expected impact of the restatement on the Company’s prior and future financial statements, financial position and results of operation. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the risks related to additional information that may arise prior to the filing of the Restated Financial Statements; the timing and ultimate conclusions of BDO regarding the audit of the Company’s financial statements, and the completion and filing of the 2021 10-K taking longer than expected. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in the Company’s filings and reports with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2021, and supplemented by other filings and reports that are filed by the Company from time to time with the SEC. The Company disclaims any obligation to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: August 17, 2022	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer